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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 6, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-51910               22-3720962
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                   Identification No.)


 55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY            07960
       (Address of principal executive offices)               (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01  Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2006, Access Integrated Technologies, Inc. (the "Company"), a Delaware corporation, entered into a Stock Purchase and Sale Agreement (the "Stock Purchase Agreement") with UniqueScreen Media, Inc. ("USM"), and the holders of all of the capital stock of USM (the "Stockholders"), pursuant to which the Company will purchase all of the issued and outstanding stock of USM from the Stockholders for a combination of an aggregate amount of $10,000,000 in shares of the Company's Class A common stock (the "Stock Payment"), $1,000,000 in cash (the "Cash Payment"), and promissory notes issued by the Company in favor of the Stockholders in the principal amount of $5,000,000 (the "Promissory Notes"). Each of the Stock Payment, the Cash Payment and the Promissory Notes are subject to adjustment under certain circumstances in accordance with the terms of the Stock Purchase Agreement.

The Company also agreed to pay to the Stockholders certain amounts, up to a maximum of $1,000,000, in cash or the equivalent of the Company's Class A common stock, at the Company's sole discretion, if certain conditions are met.

In addition, the Company entered into a Registration Rights Agreement with the Stockholders, pursuant to which the Company has agreed to register on Form S-3 the resale of all of the Class A common stock issued in connection with the transaction.

The Company anticipates that the closing of the transaction will take place during the third calendar quarter of this year.

The Stock Purchase Agreement is subject to customary closing conditions, including, among others, the completion of legal, financial and business due diligence by each party to its satisfaction.


ITEM 8.01.  OTHER EVENTS

On July 6, 2006, the Company issued the press release attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  EXHIBITS.

          99.1 Access Integrated Technologies, Inc. press release, dated July 6, 2006.



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated as of July 6, 2006
                              ACCESS INTEGRATED TECHNOLOGIES, INC.


                              By:  /s/ Gary S. Loffredo
                                 -----------------------------------------------
                                 Name:  Gary S. Loffredo
                                 Title: Senior Vice President--Business Affairs,
                                        General Counsel and Secretary



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                                  EXHIBIT INDEX


         99.1 Access Integrated Technologies, Inc. press release, dated July 6, 2006.



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